SCHEDULE (Pre) 14C / Amended

Preliminary Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Preliminary Information Statement

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Definitive Information Statement

WORLD WIDE WEB, INC.

(Name of Registrant As Specified In Its Charter)

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Proposed maximum aggregate value of transaction:

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Total fee paid;

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[  ]  Fee paid previously with preliminary materials.

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Date Filed: Not Applicable

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PRELIMINARY INFORMATION STATEMENT

WORLD WIDE WEB, INC.

4850 W. Flamingo Rd. Suite 23

Las Vegas, Nevada 89103

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Holders of the Voting Stock:

The purpose of this Information Statement is to notify you that the holders of shares representing a majority of the voting stock of World Wide Web, Inc. have given their written consent to resolutions adopted by the Board of Directors of the Company to amend the Certificate of Incorporation of so as to change the name of the company to "Navitone Technologies, Inc."  The Board of Directors has fixed December 25, 2004 as the record date for determining the holders of voting stock entitled to notice and receipt of this Information Statement.  We anticipate that this Information Statement will be mailed on January 10, 2005 to stockholders of record. On or after January 15, 2004, the Amendment to the Certificate of Incorporation will be filed with the Nevada Secretary of State and become effective (the “Effective Date”).  The Nevada Revised Statutes permits holders of a majority of the voting power to take stockholder action by written consent. Accordingly, we will not hold a meeting of our stockholders to consider or vote upon the amendment to our Certificate of Incorporation.

FORM OF NOTICE OF AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION

The Board of Directors of World Wide Web, Inc., in a meeting held on December 15, 2004, at which a quorum was established, resolved to amend or restate Article One of the Company’s Articles of Incorporation so as to change the name of the Company to Navitone Technologies, Inc.  This name change reflects the change of focus in our business as a result of our acquisition of CityCaps.

Pursuant to NRS 78.320 a majority of the voting power, was present at this meeting constituting a quorum for the transaction of business; and the number of votes cast in favor of the action constitute a significant majority.

A written consent thereto, signed by the stockholders holding at least a majority of the voting power, is filed herewith.

FOR THE BOARD OF DIRECTORS

January 14, 2005

  /S/ Mike Zuliani

Mike Zuliani

CHAIRMAN OF THE BOARD

CHIEF EXECUTIVE OFFICER

IMPORTANT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION REGARDING CONSENTS

This Written Consent Statement is furnished in connection with the action by written consent to be undertaken by certain shareholders owning a majority of the voting common stock issued by the Company pursuant to a unanimous board resolution dated December 15, 2004 in connection with the change in our name from World Wide Web, Inc. to Navitone Technologies Inc.

We are incorporated in the State of Nevada and are therefore subject to Title 7 of the Nevada Revised Statutes.  Section 78.320 of the Nevada Revised Statutes permits our stockholders to take action without a meeting if the votes represented by consents in writing, setting forth the action so taken, represent a majority of our voting power.

What are the Majority Shareholder(s) Approving?

Our Majority Shareholder(s), will approve a Certificate of Amendment to our Articles of Incorporation to change our name to Navitone Technologies, Inc.   Upon approval, the Board of Directors will instruct the officers to file, as soon as practicable, a Certificate of Amendment with the Nevada Secretary of State in a form substantially similar to the attached Appendix “A” to affect the amendment. Once effective, we will no longer be named "World Wide Web, Inc."  The expected date of this action shall be January 15, 2005.

What Vote is Required for Ratification?

Our Majority Shareholder(s) will approve the amendment to our Articles of Incorporation as set forth above, on January 15, 2005.  Therefore, no further shareholder approval is sought.

EXCHANGE OF SHARE CERTIFICATES

Once the name change is approved by the stockholders, validly issued certificates representing shares of common stock of World Wide Web, Inc., will for all purposes be recognized as validly issued certificates of Navitone Technologies, Inc. and will represent one share of common stock of Navitone Technologies, Inc. for each share of common stock of World Wide Web, Inc. represented by such certificate. Each holder of record of a certificate for one or more shares of our common stock as of the effective date of the name change will be entitled to receive, as soon as practicable, and upon surrender of each such certificate to the officer or agent having charge of our stock transfer books, a certificate or certificates with the name Navitone Technologies, Inc. for each share of common stock of World Wide Web, Inc. represented by the certificate of such holder immediately prior to the effective date of the name change Any legends set forth on any existing certificate will also be set forth on the corresponding replacement certificate.

Certificates for the corporation's common stock that recite the name "World Wide Web, Inc." will continue to represent shares in the corporation after the Effective Date. If, however, a stockholder wishes to acquire a certificate reciting the name "Navitone Technologies, Inc." after the Effective Date, he or she may do so by surrendering his or her certificate(s) to our transfer agent with a request for a replacement certificate and the appropriate stock transfer fee. Our transfer agent is:

Pacific Stock Transfer

Las Vegas, Nevada

EFFECTIVE TIME OF AMENDMENT

We plan to file a certificate of amendment effecting the name change on the later of January 15, 2005 or the earliest date permitted by law.

BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS AND MANAGEMENT

The following table sets forth information with respect to beneficial ownership of our common stock at December 1, 2004 by:

o

Each of the Corporation Directors;

o

Each of the Named Executive Officers;

o

All of Our Executive Officers and Directors as a Group; and

o

Each Person or Group Affiliated Persons, known to us to own beneficially more than 5% of our common stock.

Unless otherwise noted in the footnotes to the table and subject to community property laws where applicable, the following individuals have sole voting and investment control with respect to the shares beneficially owned by them. The address of each person and entity below is c/o World Wide Web, Inc., 4850 W. Flamingo Rd. Suite 23 Las Vegas, Nevada 89103. We have calculated the percentages of shares beneficially owned based on 1 shares of common stock outstanding at January 31, 2003.

BENEFICIAL OWNERS OF 5% OR MORE OF THE OUTSTANDING COMMON STOCK

Name	Shares Beneficially Owned
	Number	Percent
Herb Sider	2,570,625	17.74
Michael Zuliani	2,570,625	17.74
Henry Liou	3,084,750	21.29
Xinnong Yang	2,056,500	14.19
Jerrold Wish	49,500	0.33
All Officers and Directors as a Group	10,332,000	71.19

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(1) Michael Zuliani is the owner of Anchor Mortgage, which owns 100,000 shares of the Common Stock of the Corporation.  Therefore, Mr. Zuliani is the beneficial owner of these shares held by Anchor Mortgage.  Michael Zuliani is the trustee and owner of Anchor Mortgage Pension Plan Trust which owns 2,370,625 shares of WWWB.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock, and any changes in that ownership, to the SEC. The SEC has designated specific due dates for these reports. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive offers, we believe that all persons subject to reporting filed the required reports on time in 2003.

NEVADA REVISED STATUTES

Nevada Revised Statutes ("NRS") 78.390 provides that every amendment to the Company's Articles of Incorporation  shall first be adopted by the resolution of the Board of  Directors  and then be subject  to the  approval  of  stockholders entitled  to vote on any such  amendment.  Under NRS  78.390  and the  Company's bylaws,  an affirmative  vote by stockholders  holding shares  entitling them to exercise  at least a majority  of the voting  power is  sufficient  to amend the Company's Articles of Incorporation.  NRS 78.320 provides that, unless otherwise provided in the Company's  Articles of Incorporation  or the bylaws,  any action required or permitted to be taken at a meeting of the  stockholders may be taken without a meeting if, before or after the action,  a written  consent thereto is signed by stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the  amendment  described  herein as early as possible in order to accomplish the purposes as hereafter described,  our Board of Directors voted to utilize,  and did in fact obtain, the written consent of the holders of a majority in  interest  of our voting  power.  NRS 78.320  provides  that in no instance  where  action is  authorized  by  written  consent  need a meeting  of stockholders be called or notice given.

NO DISSENTERS RIGHTS

Under Nevada law,  stockholders are not entitled to dissenters' rights with respect to any of the transactions in this Information Statement.

DOCUMENTS INCORPORATED BY REFERENCE

Our Current Report(s) on Form 8-K and 8-K/A our Annual Report on Form 10-KSB for the year ended December 31, 2003, and our Quarterly Reports as filed during the year of 2004 are incorporated herein by reference.

COPIES OF ANNUAL AND QUARTERLY REPORTS

We will  furnish a copy of our  Annual  Report on Form  10-KSB for the year ended December 31, 2003 and all  subsequent  Quarterly  Reports on Forms 10-QSB and any  exhibit  referred  to therein  without  charge to each  person to whom this Information  Statement is delivered  upon written or oral request by first class mail or other  equally  prompt  means within one business day of receipt of such request.,  Any  request  should be directed to our  corporate  secretary  at 305 Madison Avenue, Suite 4510, New York, New York 10165, Telephone (212) 986-0886.

FOR THE BOARD OF DIRECTORS

January 14, 2005

  /S/ Michel Zuliani

Michael Zuliani

CHAIRMAN OF THE BOARD

Appendix A

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.

Name of corporation:

World Wide Web, Inc.

2.

The articles have been amended as follows (provide article numbers, if available):

1.    Name of Company:

The name of the company is NAVITONE TECHNOLIGIES, INC.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 12,312,500 out of 14,492,141

4.

Effective date of filing (optional):

5. Officer Signature: /s/ Michael Zuliani